UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TBBK	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[_] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07. Submission of Matters to a Vote of Security Holders

The final results of the proposals submitted to a vote of stockholders at the annual meeting of stockholders of The Bancorp, Inc. (the “Company”) held on May 29, 2024 (the “Annual Meeting”) are as follows:

Item No. 1: The stockholders approved the election of each of the ten director nominees to serve for a one-year term, expiring at the 2025 annual meeting of stockholders or until their respective successors are elected and qualified, by the votes set forth below.

Nominees	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Michael J. Bradley	43,878,804	1,178,525	5,739	2,554,128
Matthew N. Cohn	42,603,486	2,420,540	39,042	2,554,128
Cheryl D. Creuzot	44,778,810	271,737	12,521	2,554,128
Hersh Kozlov	41,588,944	3,468,613	5,511	2,554,128
Damian M. Kozlowski	44,238,081	819,249	5,738	2,554,128
William H. Lamb	42,506,129	2,517,896	39,043	2,554,128
James J. McEntee, III	43,573,043	1,477,277	12,748	2,554,128
Daniela A. Mielke	40,940,070	4,110,478	12,520	2,554,128
Stephanie B. Mudick	44,707,580	342,967	12,521	2,554,128
Mark E. Tryniski	44,989,620	22,749	50,699	2,554,128

Item No. 2: The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2023, by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,009,730	2,008,837	44,501	2,554,128

Item No. 3: The stockholders ratified on an advisory, non-binding basis, the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,134,979	471,387	10,830	0

Item No. 4: The stockholders approved The Bancorp, Inc. 2024 Equity Incentive Plan, by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,504,549	5,546,117	12,402	2,554,128

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2024	THE BANCORP, INC.

	By:	/s/ Paul Frenkiel
	Name:	Paul Frenkiel
	Title:	Chief Financial Officer and Secretary